UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2016 (October 31, 2016)

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Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
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Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On November 2, 2016, Triangle Capital Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, and Exhibit 99.1 attached hereto, are being furnished by the Company in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition as of and for the quarter ended September 30, 2016.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in these Items 2.02 and 7.01, and Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 31, 2016, the Board of Directors (the “Board”) of the Company increased the size of the Board to nine directors from eight directors and appointed Mark F. Mulhern as a director to fill the vacancy until the Company’s 2017 annual meeting of stockholders and until his successor is duly elected and qualified, effective immediately. In addition, Mr. Mulhern was appointed to the Company's Audit and Compensation Committees.

Mr. Mulhern will be entitled to receive compensation for his service on the Board consistent with the Company’s director compensation program for non-employee directors, as described under the heading “Director Compensation” in the Company’s proxy statement for its 2016 annual meeting of stockholders, as filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2016, which description is incorporated in this Current Report on Form 8-K by reference.

There are no arrangements or understandings between Mr. Mulhern and any other persons pursuant to which he was selected as a director. There are no current or proposed transactions between the Company and Mr. Mulhern or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

The Company issued a press release on October 31, 2016 announcing Mr. Mulhern’s appointment to the Board. The text of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.
The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 2, 2016 of the Company
99.2	Press Release dated October 31, 2016 of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: November 2, 2016	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 2, 2016 of the Company
99.2	Press Release dated October 31, 2016 of the Company